                   EXHIBIT 24 TO SYMIX SYSTEMS, INC. 1998 FORM 10-K

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 28th day of September, 1998.


                                        /s/ Lawrence J. Fox
                                        ----------------------------------------
                                        Lawrence J. Fox
                                        Chairman of the Board, Chief Executive
                                        Officer and Director

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Lawrence J. Fox and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 20th day of September, 1998.

                                        /s/ Stephen A. Sasser
                                        -----------------------------------
                                        Stephen A. Sasser
                                        President, Chief Operating Officer
                                        and Director

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 18th day of September, 1998.


                                        /s/ John T. Tait
                                        ----------------------------------
                                        John T. Tait
                                        Director

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 18th day of September, 1998.


                                        /s/ Duke W. Thomas
                                        ----------------------------------
                                        Duke W. Thomas
                                        Director

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 28th day of September, 1998.

                                        /s/ Larry L. Liebert
                                        ----------------------------------
                                        Larry L. Liebert
                                        Director

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 17th day of September, 1998.


                                        /s/ James A. Rutherford
                                        ----------------------------------
                                        James A. Rutherford
                                        Director